Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2020					2019					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$12,057	$10,872	$12,551	$12,514	$47,994	$10,816	$11,760	$12,397	$11,868	$46,840	5%	2%

Costs, Expenses and Other
Cost of sales	3,312	3,159	3,481	5,532	15,485	3,052	3,401	3,990	3,669	14,112	51%	10%
Selling, general and administrative	2,555	2,378	2,450	3,086	10,468	2,425	2,712	2,589	2,888	10,615	7%	-1%
Research and development	2,209	2,123	3,390	5,838	13,558	1,931	2,189	3,204	2,548	9,872	*	37%
Restructuring costs	72	83	114	309	578	153	59	232	194	638	59%	-9%
Other (income) expense, net	71	(390)	(312)	(258)	(886)	188	140	35	(223)	139	16%	*
Income (Loss) Before Taxes	3,838	3,519	3,428	(1,993)	8,791	3,067	3,259	2,347	2,792	11,464	*	-23%
Income Tax Provision	619	509	483	99	1,709	205	615	440	428	1,687
Net Income (Loss)	3,219	3,010	2,945	(2,092)	7,082	2,862	2,644	1,907	2,364	9,777	*	-28%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	-	8	4	2	15	(53)	(26)	6	7	(66)
Net Income (Loss) Attributable to Merck & Co., Inc.	$3,219	$3,002	$2,941	$(2,094)	$7,067	$2,915	$2,670	$1,901	$2,357	$9,843	*	-28%
Earnings (Loss) per Common Share Assuming Dilution (1)	$1.26	$1.18	$1.16	$(0.83)	$2.78	$1.12	$1.03	$0.74	$0.92	$3.81	*	-27%

Average Shares Outstanding Assuming Dilution (1)	2,547	2,536	2,538	2,540	2,541	2,603	2,588	2,572	2,559	2,580
Tax Rate	16.1%	14.5%	14.1%	-5.0%	19.4%	6.7%	18.9%	18.7%	15.3%	14.7%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the fourth quarter of 2020, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

FOURTH QUARTER 2019

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items		Adjustment Subtotal	Non-GAAP
Cost of sales	$3,669	325		90				415	$3,254
Selling, general and administrative	2,888	44		1				45	2,843
Research and development	2,548	166				11		177	2,371
Restructuring costs	194			194				194	-
Other (income) expense, net	(223)	(37)				7		(30)	(193)
Income Before Taxes	2,792	(498)		(285)		(18)		(801)	3,593
Income Tax Provision (Benefit)	428	(55	)(3)	(49	)(3)	(76	)(4)	(180)	608
Net Income	2,364	(443)		(236)		58		(621)	2,985
Net Income Attributable to Merck & Co., Inc.	2,357	(443)		(236)		58		(621)	2,978
Earnings per Common Share Assuming Dilution	$0.92	(0.17)		(0.09)		0.02		(0.24)	$1.16
Tax Rate	15.3%								16.9%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales primarily reflects $306 million of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as $12 million of intangible asset impairment charges.  Amount included in selling, general and administrative expenses primarily reflects integration, transaction and certain other costs related to business acquisitions and divestitures.  Amount included in research and development expenses primarily reflects $164 million of in-process research and development (IPR&D) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Primarily reflects an $86 million tax benefit related to the reversal of tax reserves established in conjunction with the divestiture of Merck's Consumer Care business in 2014 as a result of the lapse in the statute of limitations.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

FULL YEAR 2019

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (4)		Adjustment Subtotal	Non-GAAP
Cost of sales	$14,112	2,126		251				2,377	$11,735
Selling, general and administrative	10,615	126		34				160	10,455
Research and development	9,872	145		4		993		1,142	8,730
Restructuring costs	638			638				638	-
Other (income) expense, net	139	284				55		339	(200)
Income Before Taxes	11,464	(2,681)		(927)		(1,048)		(4,656)	16,120
Income Tax Provision (Benefit)	1,687	(493	)(3)	(155	)(3)	(380	)(5)	(1,028)	2,715
Net Income	9,777	(2,188)		(772)		(668)		(3,628)	13,405
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(66)	(89)						(89)	23
Net Income Attributable to Merck & Co., Inc.	9,843	(2,099)		(772)		(668)		(3,539)	13,382
Earnings per Common Share Assuming Dilution	$3.81	(0.82)		(0.30)		(0.26)		(1.38)	$5.19
Tax Rate	14.7%								16.8%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales primarily reflects $1.4 billion of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as $705 million of intangible asset impairment charges, including $612 million related to SIVEXTRO.  Amount included in selling, general and administrative expenses primarily reflects integration, transaction and certain other costs related to business acquisitions and divestitures, including costs related to the acquisition of Antelliq Corporation.  Amounts included in research and development expenses primarily reflect $172 million of in-process research and development (IPR&D) impairment charges, partially offset by a reduction in expenses related to a decrease in the estimated fair value measurement of liabilities for contingent consideration.  Amount included in other (income) expense, net primarily reflects goodwill and intangible asset impairment charges related to certain businesses in the Healthcare Services segment and expenses related to an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Amount included in research and development represents the charge related to the acquisition of Peloton Therapeutics, Inc.

(5) Primarily reflects a $364 million net tax benefit related to the settlement of certain federal income tax matters, an $86 million tax benefit related to the reversal of tax reserves established in conjunction with the divestiture of Merck's Consumer Care business in 2014 as a result of the lapse in the statute of limitations, and a $117 million tax charge related to the finalization of treasury regulations associated with the 2017 enactment of U.S. tax legislation.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES
FOURTH QUARTER 2020
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3a

	Global			U.S.			International
	4Q 2020	4Q 2019	% Change	4Q 2020	4Q 2019	% Change	4Q 2020	4Q 2019	% Change
TOTAL SALES (1)	$12,514	$11,868	5	$5,631	$5,199	8	$6,882	$6,669	3
PHARMACEUTICAL	11,367	10,533	8	5,247	4,751	10	6,120	5,782	6
Oncology
Keytruda	3,993	3,111	28	2,246	1,780	26	1,747	1,331	31
Alliance Revenue - Lynparza (2)	206	132	56	120	82	46	85	49	73
Alliance Revenue - Lenvima (2)	158	124	28	90	70	27	69	53	29
Emend	31	53	-42		10	-102	31	42	-27
Vaccines (3)
Gardasil / Gardasil 9	998	693	44	546	252	117	452	441	2
ProQuad / M-M-R II / Varivax	488	481	2	345	358	-4	144	123	17
Pneumovax 23	339	334	1	249	251	-1	90	83	8
RotaTeq	196	227	-14	131	146	-10	65	81	-20
Vaqta	31	71	-56	25	28	-11	7	43	-85
Hospital Acute Care
Bridion	355	313	13	172	152	13	183	162	13
Noxafil	82	103	-20	15	14	6	67	89	-24
Prevymis	80	50	61	32	24	32	48	25	90
Cancidas	65	58	13	5	2	198	60	56	7
Primaxin	62	67	-8				62	67	-8
Invanz	53	57	-7	2		*	50	57	-11
Cubicin	36	50	-27	10	13	-22	26	36	-30
Zerbaxa	19	32	-42	17	18	-7	2	14	-86
Immunology
Simponi	223	205	9				223	205	9
Remicade	88	89	-2				88	89	-2
Neuroscience
Belsomra	83	83	1	14	24	-42	69	59	18
Virology
Isentress / Isentress HD	211	223	-5	83	95	-13	128	128
Zepatier	45	66	-32	22	23	-2	23	44	-47
Cardiovascular
Zetia	98	146	-33	3	3	15	94	144	-34
Vytorin	43	54	-19	3	4	-27	40	49	-19
Atozet	105	108	-3				105	108	-3
Alliance Revenue - Adempas (4)	65	60	8	58	57	2	7	3	128
Adempas (5)	53	57	-7				53	57	-7
Diabetes (6)
Januvia	857	943	-9	360	502	-28	497	441	13
Janumet	472	475	-1	115	127	-9	356	348	2
Women's Health
Implanon / Nexplanon	165	206	-20	114	147	-22	50	59	-14
NuvaRing	53	179	-70	25	150	-83	28	29	-4
Diversified Brands
Singulair	124	195	-36	4	5	-18	120	190	-37
Cozaar / Hyzaar	94	113	-17	4	8	-52	91	105	-14
Nasonex	57	67	-14	3	7	-63	55	60	-9
Follistim AQ	57	58	-2	24	22	9	33	36	-9
Arcoxia	54	67	-19				54	67	-19
Other Pharmaceutical (7)	1,228	1,183	4	410	377	9	818	809	1

ANIMAL HEALTH	1,168	1,122	4	361	341	6	807	781	3
Livestock	794	777	2	165	177	-7	629	600	5
Companion Animals	374	345	8	196	164	20	178	181	-2

Other Revenues (8)	(21)	213	-110	23	107	-78	(45)	106	-142

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $2,163 million and $1,928 million on a global basis in the fourth quarter of 2020 and 2019, respectively.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $1,412 million and $1,472 million on a global basis in the fourth quarter of 2020 and 2019, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES
FULL YEAR 2020
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3b

	Global			U.S.			International
	Full Year 2020	Full Year 2019	% Change	Full Year 2020	Full Year 2019	% Change	Full Year 2020	Full Year 2019	% Change
TOTAL SALES (1)	$47,994	$46,840	2	$21,027	$20,519	2	$26,967	$26,321	2
PHARMACEUTICAL	43,021	41,751	3	19,449	18,953	3	23,572	22,798	3
Oncology
Keytruda	14,380	11,084	30	8,352	6,305	32	6,028	4,779	26
Alliance Revenue - Lynparza (2)	725	444	63	417	269	55	308	176	75
Alliance Revenue - Lenvima (2)	580	404	44	359	239	50	220	165	34
Emend	145	388	-63	18	183	-90	127	205	-38
Vaccines (3)
Gardasil / Gardasil 9	3,938	3,737	5	1,755	1,831	-4	2,184	1,905	15
ProQuad / M-M-R II / Varivax	1,878	2,275	-17	1,378	1,683	-18	500	592	-16
Pneumovax 23	1,087	926	17	727	679	7	359	247	46
RotaTeq	797	791	1	486	506	-4	311	284	9
Vaqta	170	238	-29	103	130	-21	67	108	-38
Hospital Acute Care
Bridion	1,198	1,131	6	583	533	10	615	598	3
Noxafil	329	662	-50	42	282	-85	287	380	-24
Prevymis	281	165	70	119	84	41	162	81	101
Primaxin	251	273	-8	2	2	31	248	271	-9
Cancidas	213	249	-14	7	6	9	207	242	-15
Invanz	211	263	-20	9	30	-70	202	233	-13
Cubicin	152	257	-41	46	92	-49	106	165	-36
Zerbaxa	130	121	8	74	63	17	56	58	-2
Immunology
Simponi	838	830	1				838	830	1
Remicade	330	411	-20				330	411	-20
Neuroscience
Belsomra	327	306	7	81	92	-12	247	214	15
Virology
Isentress / Isentress HD	857	975	-12	326	398	-18	531	576	-8
Zepatier	167	370	-55	60	118	-49	107	252	-58
Cardiovascular
Zetia	482	590	-18	(1)	14	-108	483	575	-16
Vytorin	182	285	-36	12	16	-24	171	269	-37
Atozet	453	391	16				453	391	16
Alliance Revenue - Adempas (4)	281	204	38	259	194	33	22	10	130
Adempas (5)	220	215	3				220	215	3
Diabetes (6)
Januvia	3,306	3,482	-5	1,470	1,724	-15	1,836	1,758	4
Janumet	1,971	2,041	-3	477	589	-19	1,494	1,452	3
Women's Health
Implanon / Nexplanon	680	787	-14	488	568	-14	192	219	-12
NuvaRing	236	879	-73	110	742	-85	127	136	-7
Diversified Brands
Singulair	462	698	-34	18	29	-40	444	669	-34
Cozaar / Hyzaar	386	442	-13	21	24	-13	365	418	-13
Arcoxia	258	288	-11				258	288	-11
Nasonex	218	293	-26	12	9	31	206	284	-27
Follistim AQ	193	241	-20	84	103	-18	109	138	-21
Other Pharmaceutical (7)	4,709	4,615	2	1,555	1,416	10	3,152	3,204	-2

ANIMAL HEALTH	4,703	4,393	7	1,484	1,306	14	3,219	3,086	4
Livestock	2,939	2,784	6	612	582	5	2,327	2,201	6
Companion Animals	1,764	1,609	10	872	724	20	892	885	1

Other Revenues (8)	270	696	-61	94	260	-64	176	437	-60

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $8,258 million and $8,368 million on a global basis for December YTD 2020 and 2019, respectively.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $5,588 million and $5,714 million on a global basis for December YTD 2020 and 2019, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of Healthcare Services segment revenues, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2020					2019					% Change	% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL PHARMACEUTICAL	$10,655	$9,679	$11,320	$11,367	$43,021	$9,663	$10,460	$11,095	$10,533	$41,751	8	3

United States (1)	4,714	4,270	5,218	5,247	19,449	4,215	4,807	5,180	4,751	18,953	10	3
% Pharmaceutical Sales	44.2%	44.1%	46.1%	46.2%	45.2%	43.6%	46.0%	46.7%	45.1%	45.4%
Europe (2)	2,543	2,196	2,549	2,709	9,997	2,335	2,301	2,304	2,373	9,314	14	7
% Pharmaceutical Sales	23.9%	22.7%	22.5%	23.8%	23.2%	24.2%	22.0%	20.8%	22.5%	22.3%
China	846	811	990	888	3,534	725	745	898	773	3,141	15	13
% Pharmaceutical Sales	7.9%	8.4%	8.7%	7.8%	8.2%	7.5%	7.1%	8.1%	7.3%	7.5%
Japan	789	847	805	847	3,288	779	900	894	921	3,494	-8	-6
% Pharmaceutical Sales	7.4%	8.8%	7.1%	7.5%	7.6%	8.1%	8.6%	8.1%	8.7%	8.4%
Asia Pacific (other than China and Japan)	613	555	601	603	2,372	642	606	638	614	2,500	-2	-5
% Pharmaceutical Sales	5.8%	5.7%	5.3%	5.3%	5.5%	6.6%	5.8%	5.8%	5.8%	6.0%
Eastern Europe/Middle East/Africa	490	416	419	365	1,689	343	388	423	423	1,577	-14	7
% Pharmaceutical Sales	4.6%	4.3%	3.7%	3.2%	3.9%	3.6%	3.7%	3.8%	4.0%	3.8%
Latin America	419	399	477	474	1,768	427	523	534	429	1,914	10	-8
% Pharmaceutical Sales	3.9%	4.1%	4.2%	4.2%	4.1%	4.4%	5.0%	4.8%	4.1%	4.6%
Canada	212	160	216	194	782	177	179	211	216	783	-10	0
% Pharmaceutical Sales	2.0%	1.7%	1.9%	1.7%	1.8%	1.8%	1.7%	1.9%	2.0%	1.9%
Other (1)	29	25	45	40	142	20	11	13	33	75	21	89
% Pharmaceutical Sales	0.3%	0.3%	0.4%	0.4%	0.3%	0.2%	0.1%	0.1%	0.3%	0.2%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Alliance revenue related to Adempas attributable to the United States has been reclassified from Other.

(2) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	4Q20	4Q19	Full Year 2020	Full Year 2019
Interest income	$(11)	$(50)	$(59)	$(274)
Interest expense	206	220	831	893
Exchange losses	56	21	145	187
Income from investments in equity securities, net (1)	(375)	(119)	(1,338)	(170)
Net periodic defined benefit plan (credit) cost other than service cost	(80)	(136)	(339)	(545)
Other, net	(54)	(159)	(126)	48
Total	$(258)	$(223)	$(886)	$139

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while ownership interests in investment funds are accounted for on a one quarter lag.

MERCK & CO., INC.

NON-GAAP REPORTING CHANGES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 5

Beginning in 2021, the Company will be changing the treatment of certain items for purposes of its non-GAAP reporting.  Historically, Merck’s non-GAAP results excluded the amortization of intangible assets recognized in connection with business acquisitions, but did not exclude the amortization of intangibles originating from collaborations, asset acquisitions or licensing arrangements. In 2021, Merck’s non-GAAP results will no longer differentiate between the nature of intangibles amortization and will exclude all amortization of intangible assets. Also, beginning in 2021, Merck’s non-GAAP results will exclude gains and losses on investments in equity securities. These amounts are difficult to predict and can fluctuate significantly period to period affecting comparability of results. Non-GAAP results for the quarterly and annual periods of 2020 will be recast to conform to the new presentation. The table below provides details of the effects of these changes to the Company's non-GAAP results for the full year of 2020 and by quarter as will be presented in 2021 reporting.

	Non-GAAP Results
	As Reported 2020	Impact of non-GAAP reporting changes	As Recast 2020
Full Year 2020
Cost of sales	$12,332	$719	$11,613
Selling, general and administrative	9,486		9,486
Research and development	9,231	11	9,220
Other (income) expense, net	(916)	(1,292)	376
Income Before Taxes	17,861	562	17,299
Income Tax Provision	2,764	186	2,578
Net Income	15,097	376	14,721
Net Income Attributable to Merck & Co., Inc.	15,082	376	14,706
Earnings per Common Share Assuming Dilution	$5.94	$0.15	$5.79

Tax Rate	15.5%		14.9%

First Quarter 2020
Cost of Sales	$2,948	$111	$2,837
Selling, General and administrative	2,266		2,266
Research and development	2,155	3	2,152
Other (income) expense, net	82	(87)	169
Income Before Taxes	4,606	(27)	4,633
Income Tax Provision	784	2	782
Net Income	3,822	(29)	3,851
Net Income Attributable to Merck & Co., Inc.	3,822	(29)	3,851
Earnings Per Common Share Assuming Dilution	$1.50	$(0.01)	$1.51

Tax Rate	17.0%		16.9%

Second Quarter 2020
Cost of Sales	$2,852	$319	$2,533
Selling, General and administrative	2,204		2,204
Research and development	2,157	2	2,155
Other (income) expense, net	(437)	(511)	74
Income Before Taxes	4,096	190	3,906
Income Tax Provision	604	74	530
Net Income	3,492	116	3,376
Net Income Attributable to Merck & Co., Inc.	3,484	116	3,368
Earnings Per Common Share Assuming Dilution	$1.37	$0.05	$1.32

Tax Rate	14.7%		13.6%

Third Quarter 2020
Cost of Sales	$3,158	$138	$3,020
Selling, General and administrative	2,228		2,228
Research and development	2,273	3	2,270
Other (income) expense, net	(311)	(346)	35
Income Before Taxes	5,203	205	4,998
Income Tax Provision	772	56	716
Net Income	4,431	149	4,282
Net Income Attributable to Merck & Co., Inc.	4,427	149	4,278
Earnings Per Common Share Assuming Dilution	$1.74	$0.06	$1.68

Tax Rate	14.8%		14.3%

Fourth Quarter 2020
Cost of Sales	$3,373	$151	$3,222
Selling, General and administrative	2,789		2,789
Research and development	2,648	3	2,645
Other (income) expense, net	(253)	(348)	95
Income Before Taxes	3,957	194	3,763
Income Tax Provision	605	54	551
Net Income	3,352	140	3,212
Net Income Attributable to Merck & Co., Inc.	3,350	140	3,210
Earnings Per Common Share Assuming Dilution	$1.32	$0.05	$1.27

Tax Rate	15.3%		14.6%

Merck is providing certain 2020 non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results and permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.